Exhibit 99.27


                                                                  EXECUTION COPY



                                    GUARANTY

       GUARANTY, dated as of December 17, 2002 (the "Guaranty"), by Charter Municipal Mortgage Acceptance Company, a Delaware statutory trust ("Guarantor"), in favor of the parties identified as Contributor in that certain Contribution Agreement, dated as of December 17, 2002, among CharterMac Capital Company, LLC, a Delaware limited liability company and an Affiliate of Guarantor ("CCC"), and the persons named therein (the "Contribution Agreement").

       Capitalized terms used herein and not otherwise herein defined are used as defined in the Contribution Agreement.

                              W I T N E S S E T H:

       WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Contribution Agreement that Guarantor and Contributor enter into this Guaranty.

       NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

       Section 1. Guarantees and Undertakings.

         (a) Contribution Agreement. Guarantor guarantees to Contributor the payment and performance of CCC's obligations pursuant to the Contribution Agreement.

         (b) CCC Operating Agreement. Guarantor (i) guarantees to each Investor Member (as defined in the CCC Operating Agreement) the payment and performance of the Managing Member's (as defined in the CCC Operating Agreement) obligations pursuant to Sections 4.2(d), 4.2(e), the contribution obligation of the Managing Member under Section 5.1 and, if applicable, 8.2(b)(ii) and (v) of the CCC Operating Agreement; (ii) undertakes and agrees to be bound by the terms of
Section 8.2(d) of the CCC Operating Agreement; and (iii) undertakes and agrees that in connection with any CharterMac Extraordinary Transaction (as defined in the CCC Operating Agreement) any acquiring entity or entities shall assume Guarantor's obligations pursuant to the preceding clauses (i) and (ii), to the extent that (A) the Investor Members will not be required to exchange their Special Common Units (as defined in the CCC Operating Agreement) upon closing of such CharterMac Extraordinary Transaction pursuant to Section 8.2(d) of the CCC Operating Agreement and (B) Guarantor is obligated pursuant to Section 8.2(d) of the CCC Operating Agreement to require such acquiring entity or entities to assume Guarantor's obligations pursuant to the preceding clauses (i) and (ii).

         (c) Exchange Rights Agreement. Guarantor guarantees to each Investor Member (as defined in the Exchange Rights Agreement) (i) the performance by CharterMac Corporation, a Delaware corporation, and CCC of their respective obligations pursuant to Article 2 of the Exchange Rights Agreement; (ii) the obligation to pay the cash adjustment for any fractional CharterMac Common Shares as described in Section 3.2 of the Exchange Rights Agreement; and (iii) the obligation to pay the Cash Amount (as defined in the Exchange Rights

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Agreement) if the Exchanging Member (as defined in the Exchange Rights
Agreement) is not an accredited investor as described in Section 3.3(c) of the Exchange Rights Agreement.

         (d) Shared Services Agreement. Guarantor guarantees to the Related Entities (as defined in the Shared Services Agreement) (i) the payment of the Monthly Fees (as defined in the Shared Services Agreement) and (ii) the payment by CCC of the indemnification obligations set forth in Section 9 of the Shared Services Agreement.

         (e) Other Services Agreement. Guarantor guarantees to the Company (as defined in the Other Services Agreement) the payment by CCC of the indemnification obligations set forth in Section 9 of the Other Services Agreement.

       Section 2. Additional Terms of the Guarantees and Undertakings.


         (a) Effective Dates. The guarantee set forth in Section 1(a) shall be effective as of the date hereof. All other guarantees and undertakings set forth in Section 1 shall be effective as of the Closing.

         (b) Waiver. In connection with any payment and performance guarantee set forth in Section 1, Guarantor hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the applicable beneficiary of such guarantee exhaust any right or take any action against the applicable Person whose obligations are being guaranteed by the Guarantor (the "Obligor") or any other Person, the filing of claims with a court in the event of insolvency or bankruptcy of the Obligor, any right to require a proceeding first against the Obligor, protest or notice with respect to such guaranteed obligations and all demands whatsoever

       Section 3. Miscellaneous.

         (a) Notices. All notices and other communications given or made pursuant hereto shall be in writing and delivered by hand or sent by registered or certified mail (postage prepaid, return receipt requested) or by nationally recognized overnight air courier service and shall be deemed to have been duly given or made as of the date delivered if delivered personally, or if mailed or sent by a nationally recognized overnight air courier service, on the third business day after mailing (one business day in the case of a nationally recognized overnight air courier service) to the parties at the following addresses:

               If to Guarantor:


                    Charter Municipal Mortgage
                    Acceptance Company
                    625 Madison Avenue, 5th Floor
                    New York, New York 10022
                    Attention: Mr. Stuart J. Boesky

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               with a copy to:

                    Paul, Hastings, Janofsky & Walker LLP
                    75 East 55th Street
                    New York, New York 10022
                    Attention: Mark Schonberger, Esq.

               and:

                    if to Contributor, to such Contributor at such address as set forth on Schedule A hereto.

         Any party may by notice given in accordance with this Section 3(a) to the other parties designate another address or person for receipt of notices hereunder.

         (b) Amendment. This Guaranty may be modified, amended or supplemented only by an instrument in writing signed by or on behalf of all of the parties hereto; provided, however, that any such modification, amendment or supplement shall require the approval of not less than a majority of the independent trustees of Guarantor.

         (c) Waiver of Compliance; Consents. Except as otherwise provided in this Guaranty, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver (which, in the case of a waiver by Guarantor, shall require the approval of not less than a majority of its independent trustees), but such a waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent other failure. Whenever this Guaranty requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 3(c).

         (d) Governing Law. This Guaranty shall be governed by the laws of the State of New York without regard to the conflict of laws principles thereof.

         (e) Jurisdiction. Any action or proceeding arising under or in connection with this Guaranty shall be instituted in the United States District Court for the Southern District of New York or the courts of the State of New York sitting in the County of New York, and the parties hereto irrevocably submit to the exclusive jurisdiction of such courts in any such action or proceedings and irrevocably waive the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto Consent to service of process upon them in the manner set forth in Section 3(a) hereof.

         (f) Assignment. No party may assign any of its rights or delegate any of its duties under this Guaranty without the prior written Consent of the other parties, except that Guarantor shall have the right to assign its rights and obligations hereunder to a third party in the event of a transfer of substantially all of Guarantor's assets and business whether by means of sale, assignment, consolidation, reorganization, merger or otherwise and provided the third party assumes all obligations and Liabilities of Guarantor hereunder.

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         (g) Severability. The invalidity or unenforceability of any provisions of this Guaranty in any such jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Guaranty in such jurisdiction or the validity, legality or enforceability of this Guaranty, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Guaranty so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         (h) Counterparts. This Guaranty may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (i) Section Headings. The section headings contained in this Guaranty are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Guaranty. All references in this Guaranty to Sections are to sections of this Guaranty, unless otherwise indicated.

         (j) Entire Agreement. This Guaranty, together with the Contribution Agreement and the other Collateral Agreements, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Guaranty. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. This Guaranty, the Contribution Agreement and the other Collateral Agreements supersede all prior written or oral agreements and understandings between the parties with respect to the transactions.

         (k) No Third Party Beneficiaries. This Guaranty shall be binding upon and inure to the benefit of each party thereto and their respective representatives, heirs, successors and permitted assigns. Nothing in this Guaranty, express or implied, is intended to or shall confer upon any other Person any right, benefit, claim or remedy of any nature whatsoever under or by reason of this Guaranty.

         (l) Interpretation.

             (1) The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. If any ambiguity or question of intent or interpretation arises, this Guaranty will be construed as if drafted jointly by the parties and no presumptions or burden of proof will arise favoring or disfavoring any party by virtue of authorship of any provisions of this Guaranty.

             (2) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

             (3) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

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       IN WITNESS WHEREOF, Guarantor and Contributors, intending to be bound hereby, have caused this Guaranty to be duly executed and delivered as of the date first above written.


                                            GUARANTOR:



                                            CHARTER MUNICIPAL MORTGAGE
                                            ACCEPTANCE COMPANY



                                            By: /s/ Stuart J. Boesky
                                                Name: Stuart J. Boesky
                                                Title: Chief Executive Officer


                                            CONTRIBUTORS:


                                            /s/ Stuart J. Boesky
                                            Stuart J. Boesky


                                            /s/ Alan P. Hirmes
                                            Alan P. Hirmes


                                            /s/ Denise L. Kiley
                                            Denise L. Kiley


                                            /s/ Marc D. Schnitzer
                                            Marc D. Schnitzer


                                            APH ASSOCIATES L.P.

                                            By:  APH Associates, Inc.,
                                                 general partner


                                            By:/s/ Alan P. Hirmes
                                            Name:  Alan P. Hirmes
                                            Title:

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                                            DLK ASSOCIATES L.P.

                                            By:  DLK Associates, Inc.,
                                                 general partner


                                           By:/s/ Denise L. Kiley
                                           Name:  Denise L. Kiley
                                           Title:


                                            MARC ASSOCIATES L.P.

                                            By:  MDS Associates, Inc.,
                                                 general partner



                                            By:/s/ Marc D. Schnitzer
                                            Name:  Marc D. Schnitzer
                                            Title:




                                            THE RELATED COMPANIES, L.P.

                                            By:  The Related Realty Group, Inc.,
                                                 general partner


                                            By:/s/ Jeff T. Blau
                                            Name:  Jeff T. Blau
                                            Title:  President


                                            RELATED GENERAL II L.P.

                                            By:  RCMP, Inc., general partner


                                            By:/s/ Jeff T. Blau
                                            Name:  Jeff T. Blau
                                            Title: Vice President


                                            SJB ASSOCIATES L.P.

                                            By:  SJB Associates, Inc.,
                                                 general partner


                                            By:/s/ Stuart J. Boesky
                                            Name:  Stuart J. Boesky
                                            Title:


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                                                                      Schedule A

                              Addresses for Notices

If to Alan P. Hirmes:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Alan P. Hirmes

If to APH Associates L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Alan P. Hirmes

If to Denise L. Kiley:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Ms. Denise L. Kiley

If to DLK Associates L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Ms. Denise L. Kiley

If to Marc Associates, L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Marc D. Schnitzer


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If to Marc D. Schnitzer:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Marc D. Schnitzer

If to SJB Associates L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Stuart J. Boesky

If to Stuart J. Boesky:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Stuart J. Boesky

If to The Related Companies, L.P. or to Related General II L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Jeff Blau

with a copy to:

              Michael Orbison, Esq.
              625 Madison Avenue
              New York, NY 10022

and with a copy to:

              Proskauer Rose LLP
              1585 Broadway
              New York, NY 10036
              Attention: Steven Fishman, Esq.


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